Company Registration No. 05490864 (England and Wales)

ANIO LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

ANIO LIMITED

CONTENTS

Page
Reports of Independent Registered Public
Account Firm	1-2

Balance sheet	3

Statement of operations	4

Statement of cash flows	5

Notes to the financial statements	6-12

ANIO LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Anio Limited

We have audited the accompanying balance sheet of Anio Limited as at 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining' on a test basis' evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Opinion on financial statements

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Emphasis of matter – going concern

In forming our opinion on the financial statements, we have considered the adequacy of the disclosure made in Note 1.1 to the financial statements concerning the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1.1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1.1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LUBBOCK FINE

/s/ LUBBOCK FINE

London

13 December 2012

ANIO LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Anio Limited

We have audited Anio Limited’s internal control over financial reporting as of 30 September 2012 based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Anio Limited’s management is responsible for maintaining effective internal control over financial reporting' and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting assessing the risk that a material weakness exists' testing and evaluating the design and operating effectiveness of internal control based on the assessed risk' and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that' in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition use or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations' internal control over financial reporting may not prevent or detect misstatements. Also' projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions' or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion Anio Limited maintained in all material respects effective internal control over financial reporting as of 30 September 2012 based on the COSO criteria.

We also have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the balance sheet of Anio Limited as of 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for each of the two years in the period ended 30 September 2012 of Anio Limited and our report dated 13 December 2012 expressed an unqualified opinion thereon as follows:

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

LUBBOCK FINE

/s/ LUBBOCK FINE

London

13 December 2012

ANIO LIMITED

BALANCE SHEET

AS AT 30 SEPTEMBER 2012

	Notes	2012	2011
ASSETS		$	$
CURRENT ASSETS
Cash and cash equivalents		—	322
Accounts receivable (net of allowance for doubtful accounts and sales)	8	117,931	74,812
Prepayments and other current assets	8	47,601	38,660
Receivables		165,532	113,472
Inventories	7	56,632	72,605
Total current assets		222,164	186,399

PROPERTY AND EQUIPMENT NET	6	928	10,739

OTHER ASSETS - INTANGIBLES NET	5	26,427	29,269
		249,519	226,407

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES	9
Accounts payable		236,249	108,291
Accrued expenses and other payables		805,792	420,911
Taxes and social security		83,025	57,215
Short term debt		189,891	183,032
Total current liabilities		1,314,957	769,449
Long term debt	10	189,899	546,073
TOTAL LIABILITIES		1,504,856	1,315,522
STOCKHOLDERS' EQUITY
Common stock ($1.58 par value – 11,510 shares issued)	11	18,191	18,191
Additional paid-in capital – share premium	12	121,894	121,894
Accumulated other comprehensive loss		(23,686)	17,041
Retained earnings	12	(1,371,736)	(1,246,241)
		(1,255,337)	(1,089,115)
		249,519	226,407

Approved by the Board for issue on 13 December 2012

O Amhurst – Director	Company Registration No. 05490864

The accompanying notes are an integral part of these statements

ANIO LIMITED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

	Notes	2012	2011
		$	$

Net sales		560,368	703,276
Cost of goods sold		(349,791)	(594,752)
Gross profit		210,577	108,525

Selling general and administrative expenses		(325,106)	(378,365)
Depreciation and amortization		(4,058)	(7,573)

Operating loss	2	(118,587)	(277,413)
Interest and financing charges net		(6,908)	(6,211)
Loss before income taxes		(125,495)	(283,624)
Income tax expense	3	—	—
Net loss		(125,495)	(283,624)
Foreign currency translation adjustments		(40,727)	17,041
Comprehensive loss		(166,222)	(266,583)

Loss per share
Basic and diluted	4	$(10.90)	$(24.64)

ANIO LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:	$	$
Net loss	(125,495)	(283,625)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for uncollectable accounts receivable	—	13,212
Depreciation and amortization of property and equipment	301	2,525
Amortization of patents	3,758	5,048
Loss on disposal of fixed assets	10,838	—
Changes in operating assets and liabilities:
Accounts receivable	(39,544)	172,998
Inventories	18,024	(528)
Prepaid expenses and other current assets	(7,421)	(20,909)
Accounts payable and accrued expenses	482,467	10,157
Payroll and sales tax payable, net	23,251	35,479
Net Cash Provided by (used in) Operating Activities	366,179	(65,643)
CASH FLOWS USED BY INVESTING ACTIVITIES:
Capital expenditures	(1,206)	(1,895)
	(1,206)	(1,895)
CASH FLOWS FROM FINANCING ACTIVITIES:
Short term debt - additions	531	37,079
Repayment of debt	(365,829)	—
Net Cash Provided by (used in) Financing Activities	(365,298)	37,079
Effect of foreign currency on cash and cash equivalents	3	483
Net Decrease in Cash and Cash Equivalents	(322)	(29,976)
CASH AND CASH EQUIVALENTS - Beginning of Year	322	30,298
CASH AND CASH EQUIVALENTS - End of Year	—	322

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

1 Accounting policies

1.1 Accounting convention

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Practice).

UK pounds sterling is the Company’s functional currency. US dollars is the Company’s reporting currency.

The company incurred a loss of $125,495 and has net liabilities of $1,255,337. In the opinion of the director, ongoing negotiations to raise additional funds will be successful and he therefore believes that it is appropriate to prepare the accounts on a going concern basis.

1.2 Compliance with accounting standards

The financial statements are prepared in accordance with applicable United States of America Accounting Standards ("US GAAP"), which have been applied consistently (except as otherwise stated).

1.3 Nature of operations

Anio Limited is a company whose principal activity continued to be that of marketing of ladies' and gentlemens' fashions, manufacturers, converters, importers and exporters of and dealers in fabrics, textiles, cloths, fibres and yarns of all kinds.

1.4 Operating segment information

The Company predominantly operates in one industry segment, the fashion industry. Substantially all of the Company's assets and employees are in one location at the Company's headquarters in London, United Kingdom

1.5 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.6 Fair value of financial instruments

The carrying value of the Company's financial instruments (principally consisting of cash equivalents, accounts receivable, short-term investments and accounts payable) approximates fair value either because of the expected short-term collection or payment period or because the terms are similar to market terms.

1.7 Cash and cash equivalents

Cash and cash equivalents include certain investments with original maturities of three months or less, such as money market accounts.

1.8 Accounts receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. As of 30 September 2012 and 2011, the allowance for doubtful accounts totals $0 and $12,583, respectively.

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

1 Accounting policies (continued)

1.9 Inventories

Inventories are valued at the lower of cost (determined by a first-in first-out method) and net realizable value.

1.10 Long-lived assets

The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. In such circumstances, those assets are written down to estimated fair value. Long-lived assets consist primarily of fixed assets and patents.

1.11 Intangible assets

Patent costs are amortized over the shorter of the life of the patent (ten years) or the related product on a straight-line basis, and are tested for impairment on an annual basis. Patents are periodically reviewed by management to determine the recoverability of these assets.

1.12 Revenue recognition

Goods are shipped to retailers in accordance with specific customer orders. The Company recognizes wholesale sales when the risks and rewards of ownership have transferred to the customer, determined by the Company to be when the goods have been despatched, at which point the title to the merchandise passes to the customer. The Company recognizes retail sales upon customer receipt of merchandise, generally at the point of sale.

Returns from wholesale and retail customers are accounted for when the goods have been received by the company, and revenue reduction is recognized at this point. Trade discounts are recognized when the sale arises. Settlement discounts are recognized once payment has been received.

The Company's sales are recorded net of applicable sales taxes, any returns discounts and other allowances.

1.13 Major customers

During the year ended 30 September 2012, one customer represented 43% of gross sales. During the year ended 30 September 2011, one customer accounted for 30% of gross sales.

1.14 Major suppliers

Purchases during the year ended 30 September 2012 included purchases from one supplier that accounted for 34% of total purchases during the year. Purchases during the year ended 30 September 2011 included purchases from one supplier that accounted 63% of total purchases during the year. Management believes no risk is present under these arrangements due to other suppliers being readily available.

1.15 Shipping and handling costs

The Company expenses shipping and handling to cost of goods sold and overhead accounts. For the years ended 30 September 2012 and 2011, freight expense to other than cost of goods sold was $29,128 and $60,574 respectively.

1.16 Advertising

Advertising costs are incurred in selling and general administration expenses, and are expensed when the advertising or promotion is published or presented to customers.

1.17 Deferred taxation

Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes. The deferred tax balances are not being discounted.

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

2	Operating loss	2012	2011
		$	$
	Operating loss is stated after charging:
	Amortization of intangible assets	3,758	5,048
	Depreciation of tangible assets	301	2,525
	Auditors' remuneration	11,833	12,046
	Director's remuneration	18,183	9,177

3	Taxation	2012	2011
		$	$
	Domestic current year tax
	UK corporation tax	-	-

	Total current tax	-	-

	Factors affecting the tax charge for the year
	Loss on ordinary activities before taxation multiplied by the standard rate of
	UK corporation tax of 20.00% (2011: 20.00%)	(25,099)	(56,725)

	Effects of:
	Non deductible expenses	2,296	1,632
	Depreciation add back	60	504
	Capital allowances	(241)	(379)
	Unitilised losses	22,984	54,968

		-	-
	Current tax charge for the year	-	-

The company has tax losses of approximately $1,188,083 (2011: $1,063,258), which is available to offset against future trading profits.

Due to the uncertainty of future profits, a deferred tax asset has not been recognized in respect of these tax losses.

4 Loss per share

The calculation of the basic loss per share arising is based upon the loss after tax attributable to ordinary shareholders of $125,495 (2011: loss $283,625) and a weighted average number of shares in issue for the year of 11,510 (2011: 11,510).

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

5	Intangible fixed assets	Patents
		$
	Cost
	At 1 October 2011 and 30 September 2012	37,229

	Amortization
	At 1 October 2011	7960
	Charge for the year	3,758

	At 30 September 2012	11,718

	Effect of foreign currency translation	916

	Net book value
	At 30 September 2012	26,427
	At 30 September 2011	29,969

6	Property and equipment	Land and buildings	Plant and machinery etc	Total
		$	$	$
	Cost
	At 1 October 2011	6,650	8,960	13,966
	Additions	-	1,206	1,206
	Disposals	(6,650)	(8,960)	(13,966)

	At 30 September 2012	-	1,206	1,206

	Depreciation
	At 1 October 2011	1,320	3,551	4,871
	On disposals	(1,320)	(3,551)	(4,871)
	Charge for the year	-	301	301
	Effect of foreign currency translation	-	(23)	(23)

	At 30 September 2012	-	278	278

	Net book value
	At 30 September 2012	-	928	928
	At 30 September 2011	5,330	5,409	10,739

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

7	Inventories	2012	2011
		$	$

	Garments	56,632	72,605

8	Receivables	2012	2011
		$	$

	Accounts receivable	117,931	74,812
	Prepayments	47,168	32,330
	Rent deposits and staff loans	433	6,330

		165,532	113,472

9	Payables: amounts falling due within one year	2012	2011
		$	$

	Short term debt	189,891	183,032
	Trade payables	236,249	108,291
	Taxation and social security	83,025	57,215
	Accrued expenses and other payables	805,792	420,911

		1,314,957	769,449

Short term debt represents a bank overdraft. During the year, the overdraft interest rate was 4.5%.The bank overdraft is secured by both a fixed and floating charge over the company and all property and assets present, and a personal guarantee from the director amounting to $202,055.

Included within accrued expenses and other payables is a loan of $465,535 (2011: $292,193), which is repayable on demand and interest free. See also Notes 14 and 15.

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

10	Payables: amounts falling due after more than one year	2012	2011
		$	$

	Long term debt	189,899	546,073

	Analysis of loans
	Wholly repayable within five years	189,899	546,073

		1,314,957	769,449

Long term debt represents a loan which is interest free and has a maturity date of 1 October 2013. See also Notes 14 and 15.

11	Common stock	2012	2011
		$	$
	Allotted, called up and fully paid
	11,510 Ordinary shares of $1.58 each	18,191	18,191

12	Statement of movements on reserves	2012	2011
		$	$

	Balance at 1 October 2011	121,894	(1,246,241)
	Loss for the year	-	(125,495)

	Balance at 30 September 2012	121,894	(1,371,736)

13   Transactions with directors

Included within accrued expenses and other payables is an amount of $72,311 (2011: $96,963) due to O Amhurst.

During the year O Amhurst received remuneration amounting to $18,183 (2011: $9,177).

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

14  Related party transactions

Included within accrued expenses and other payables is $465,535 (2011: $292,193) and included within long term debt is $189,899 (2011: $421,071) owed to D Hardcastle, a shareholder. The nature of the short and long term loan were for the purposes of stock purchase and working capital requirements. The short term loan is repayable on demand and is interest free. The long term loan is interest free and has a maturity date of 1 October 2013, and subsequent to the year end the terms have been renegotiated. See also Note 15.

15 Post balance sheet events

Management evaluated subsequent events of the Company through to 13 December 2012, the date the Financial Statements were issued, and concluded that no subsequent events have occurred that would require recognition in the Financial Statements or disclosure in the Notes to the Financial Statements.

Subsequent to the year end, the terms of the loans in Note 14 were renegotiated. The Company has agreed to repay $341,069 of the loan immediately upon the Company securing significant external funding. As soon as this amount is repaid, the balance of $314,365 starts accruing interest at bank base rate plus 2%. The balance plus interest is repayable over a 3 year period by way of quarterly installments.